UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 2, 2004 (October 29, 2004)

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 Rainier Avenue South
Seattle, Washington		98144

(Address of Principal Executive Offices)		Zip Code

(206) 832-4000

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement

     On October 29, 2004, Loudeye Corp. and Anthony Bay entered into a First Amendment to the Employment Agreement dated December 5, 2003, between us and Mr. Bay. The amendment changes Mr. Bay’s title from Chairman and Chief Strategy Officer to Chairman of the Board. All other terms of the original Employment Agreement remain in full force and effect. The original Employment Agreement was filed as Exhibit 10.10 to our annual report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 22, 2004. The First Amendment to Employment Agreement is filed as an exhibit to this current report on Form 8-K.

     On October 29, 2004, we entered in to indemnification agreements with each of our directors and the officers listed below:

Directors		Officers
•	Anthony Bay	•	Eric Carnell, Vice President, Legal and Business Affairs and Corporate Secretary
•	Michael Brochu	•	Michael Dougherty, Vice President. Corporate Development
•	Jeffrey M. Cavins	•	Charles Grimsdale, President, International Business Operations
•	Kurt Krauss	•	Robert Lee Kirby, Executive Vice President of Professional and Customer Services
•	Johan Liedgren	•	Lawrence J. Madden, Executive Vice President and Chief Financial Officer
		•	Marc Morgenstern, Vice President and General Manager, Content Protection
		•	Linda Young, Vice President, Sales

The form of indemnification agreement was previously approved by our board of directors and stockholders and, for convenience, is refiled as an exhibit to this current report on Form 8-K. Generally, the purpose of the indemnification agreements is to provide the maximum indemnification permitted by law to our directors and officers with respect to actions they take or omit to take in their capacities as officers and directors.. The indemnification agreements provide that Loudeye will pay certain amounts incurred by an officer in connection with any civil or criminal action or proceeding, specifically including actions by Loudeye or in its name (derivative suits), where the individual’s involvement is by reason of the fact that he is or was an director or officer. Such amounts include, to the maximum extent permitted by law, attorneys’ fees, judgments, civil or criminal fines, settlement amounts and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreements, a director or officer will not receive indemnification if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to Loudeye’s best interests. The individual will only be indemnified in connection with any criminal proceeding if such individual had no reasonable belief that his or her conduct was unlawful.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

10.1	First Amendment dated October 29, 2004, to Employment Agreement between Anthony Bay and Loudeye Corp. dated December 5, 2003.

10.2	Form of Indemnification Agreement between Loudeye Corp. and each of directors, executive officers and certain other officers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2004	Loudeye Corp.
	By:	/s/ Lawrence J. Madden
Lawrence J. Madden
Executive Vice President and Chief Financial Officer and

EXHIBITS

10.1	First Amendment dated October 29, 2004, to Employment Agreement between Anthony Bay and Loudeye Corp. dated December 5, 2003.

10.2	Form of Indemnification Agreement between Loudeye Corp. and each of directors, executive officers and certain other officers.